Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg
Operating Revenues	$34,439	$33,163	3.8%	$132,447	$128,752	2.9%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	18,537	12,237	51.5%	60,611	51,464	17.8%
Selling, general and administrative	14,765	4,008	-	39,697	28,414	39.7%
Abandonment of network assets	2,120	-	-	2,120	-	-
Depreciation and amortization	4,567	4,680	-2.4%	18,273	18,395	-0.7%
Total Operating Expenses	39,989	20,925	91.1%	120,701	98,273	22.8%
Operating Income (Loss)	(5,550)	12,238	-	11,746	30,479	-61.5%
Interest Expense	856	1,459	-41.3%	3,613	3,940	-8.3%
Equity in Net Income (Loss) of Affiliates	(13)	148	-	175	642	-72.7%
Other Income (Expense) - Net	196	226	-13.3%	1,652	596	-
Income (Loss) Before Income Taxes	(6,223)	11,153	-	9,960	27,777	-64.1%
Income Tax (Benefit) Expense	(2,327)	4,158	-	3,442	9,224	-62.7%
Net Income (Loss)	(3,896)	6,995	-	6,518	18,553	-64.9%
Less: Net Income Attributable to Noncontrolling Interest	(81)	(82)	1.2%	(294)	(304)	3.3%
Net Income (Loss) Attributable to AT&T	$(3,977)	$6,913	-	$6,224	$18,249	-65.9%

Basic Earnings (Loss) Per Share Attributable to AT&T	$(0.77)	$1.31	-	$1.19	$3.39	-64.9%
Weighted Average Common Shares Outstanding (000,000)	5,198	5,267	-1.3%	5,205	5,368	-3.0%

Diluted Earnings (Loss) Per Share Attributable to AT&T	$(0.77)	$1.31	-	$1.19	$3.39	-64.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,214	5,283	-1.3%	5,221	5,385	-3.0%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg
Segment Operating Revenues
Service	$15,074	$15,660	-3.7%	$61,032	$61,552	-0.8%
Equipment	4,785	2,777	72.3%	12,960	8,347	55.3%
Total Segment Operating Revenues	19,859	18,437	7.7%	73,992	69,899	5.9%

Segment Operating Expenses
Operations and support	14,619	12,576	16.2%	48,924	44,508	9.9%
Depreciation and amortization	2,010	1,915	5.0%	7,941	7,468	6.3%
Total Segment Operating Expenses	16,629	14,491	14.8%	56,865	51,976	9.4%
Segment Operating Income	3,230	3,946	-18.1%	17,127	17,923	-4.4%
Equity in Net Income (Loss) of Affiliates	(37)	(20)	-85.0%	(112)	(75)	-49.3%
Segment Income	$3,193	$3,926	-18.7%	$17,015	$17,848	-4.7%

Segment Operating Income Margin	16.3%	21.4%		23.1%	25.6%

Wireline
Segment Operating Revenues
Service	$14,240	$14,434	-1.3%	$57,405	$57,700	-0.5%
Equipment	332	282	17.7%	1,020	1,114	-8.4%
Total Segment Operating Revenues	14,572	14,716	-1.0%	58,425	58,814	-0.7%

Segment Operating Expenses
Operations and support	10,553	10,501	0.5%	42,471	41,638	2.0%
Depreciation and amortization	2,554	2,761	-7.5%	10,323	10,907	-5.4%
Total Segment Operating Expenses	13,107	13,262	-1.2%	52,794	52,545	0.5%
Segment Operating Income	1,465	1,454	0.8%	5,631	6,269	-10.2%
Equity in Net Income (Loss) of Affiliates	(2)	1	-	-	2	-
Segment Income	$1,463	$1,455	0.5%	$5,631	$6,271	-10.2%

Segment Operating Income Margin	10.1%	9.9%		9.6%	10.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	December 31,
	2014	2013
	Unaudited
Assets
Current Assets
Cash and cash equivalents	$8,603	$3,339
Accounts receivable - net of allowances for doubtful accounts of $454 and $483	14,527	12,918
Prepaid expenses	831	960
Deferred income taxes	1,142	1,199
Other current assets	6,925	4,780
Total current assets	32,028	23,196
Property, Plant and Equipment - Net	112,898	110,968
Goodwill	69,692	69,273
Licenses	60,824	56,433
Other Intangible Assets - Net	6,139	5,779
Investments in Equity Affiliates	250	3,860
Other Assets	10,998	8,278
Total Assets	$292,829	$277,787

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,056	$5,498
Accounts payable and accrued liabilities	23,592	21,107
Advanced billing and customer deposits	4,105	4,212
Accrued taxes	1,091	1,774
Dividends payable	2,438	2,404
Total current liabilities	37,282	34,995
Long-Term Debt	76,011	69,290
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	37,544	36,308
Postemployment benefit obligation	37,079	29,946
Other noncurrent liabilities	17,989	15,766
Total deferred credits and other noncurrent liabilities	92,612	82,020
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,108	91,091
Retained earnings	27,736	31,141
Treasury stock	(47,029)	(45,619)
Accumulated other comprehensive income	8,060	7,880
Noncontrolling interest	554	494
Total stockholders' equity	86,924	91,482
Total Liabilities and Stockholders' Equity	$292,829	$277,787

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Twelve Months Ended December 31,
	2014	2013

Operating Activities
Net income	$6,518	$18,553
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	18,273	18,395
Undistributed earnings from investments in equity affiliates	(27)	(324)
Provision for uncollectible accounts	1,032	954
Deferred income tax expense	1,772	6,242
Net gain from sale of investments, net of impairments	(1,532)	(492)
Actuarial loss (gain) on pension and postretirement benefits	7,869	(7,584)
Abandonment of network assets	2,120	-
Changes in operating assets and liabilities:
Accounts receivable	(2,651)	(1,329)
Other current assets	(962)	412
Accounts payable and accrued liabilities	2,412	(152)
Retirement benefit funding	(560)	(209)
Other - net	(2,926)	330
Total adjustments	24,820	16,243
Net Cash Provided by Operating Activities	31,338	34,796

Investing Activities
Construction and capital expenditures:
Capital expenditures	(21,199)	(20,944)
Interest during construction	(234)	(284)
Acquisitions, net of cash acquired	(3,141)	(4,113)
Dispositions	8,123	1,923
Purchases of securities	(1,890)	-
Return of advances to and investments in equity affiliates	4	301
Other	-	(7)
Net Cash Used in Investing Activities	(18,337)	(23,124)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(16)	20
Issuance of other short-term borrowings	-	1,476
Repayment of other short-term borrowings	-	(1,476)
Issuance of long-term debt	15,926	12,040
Repayment of long-term debt	(10,400)	(7,698)
Issuance of other long-term financing obligations	107	4,796
Purchase of treasury stock	(1,617)	(13,028)
Issuance of treasury stock	39	114
Dividends paid	(9,552)	(9,696)
Other	(2,224)	251
Net Cash Used in Financing Activities	(7,737)	(13,201)
Net increase (decrease) in cash and cash equivalents	5,264	(1,529)
Cash and cash equivalents beginning of year	3,339	4,868
Cash and Cash Equivalents End of Year	$8,603	$3,339

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2014	12/31/2013	% Chg	12/31/2014	12/31/2013	% Chg

Wireless
Subscribers and Connections
Total				120,554	110,376	9.2%
Postpaid				75,931	72,638	4.5%
Prepaid				10,986	7,384	48.8%
Reseller				13,855	14,028	-1.2%
Connected Devices				19,782	16,326	21.2%

Wireless Net Adds
Total	1,905	809	-	5,608	2,721	-
Postpaid	854	566	50.9%	3,290	1,776	85.2%
Prepaid	(180)	(32)	-	(775)	(13)	-
Reseller	(65)	(123)	47.2%	(346)	(1,074)	67.8%
Connected Devices	1,296	398	-	3,439	2,032	69.2%
M&A Activity, Partitioned Customers and Other Adjs.	(1)	107	-	4,570	698	-

Wireless Churn
Postpaid Churn	1.22%	1.11%	11 BP	1.04%	1.06%	-2 BP
Total Churn	1.59%	1.43%	16 BP	1.45%	1.37%	8 BP

Other
Licensed POPs (000,000)				321	317	1.3%

Wireline
Voice
Total Wireline Voice Connections				24,778	28,489	-13.0%
Net Change	(1,442)	(807)	-78.7%	(3,711)	(3,695)	-0.4%

Broadband
Total Wireline Broadband Connections				16,028	16,425	-2.4%
Net Change	(458)	(2)	-	(397)	35	-

Video
Total U-verse Video Connections				5,943	5,460	8.8%
Net Change	(124)	194	-	483	924	-47.7%

Consumer Revenue Connections
Broadband[1]				14,444	14,697	-1.7%
U-verse Video Connections				5,920	5,442	8.8%
Voice[2]				14,002	16,251	-13.8%
Total Consumer Revenue Connections[1]				34,366	36,390	-5.6%
Net Change	(1,403)	(273)	-	(2,024)	(1,277)	-58.5%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$4,370	$5,379	-18.8%	$21,199	$20,944	1.2%
Interest during construction	$56	$71	-21.1%	$234	$284	-17.6%
Dividends Declared per Share	$0.47	$0.46	2.2%	$1.85	$1.81	2.2%
End of Period Common Shares Outstanding (000,000)				5,187	5,226	-0.7%
Debt Ratio[3]				48.6%	45.0%	360 BP
Total Employees				243,620	243,360	0.1%

[1]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[2]	Includes consumer U-verse Voice over Internet Protocol connections of 4,759 as of December 31, 2014.
[3]	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 4Q14, total switched access lines were 19,896; retail business switched access lines totaled 8,939; and wholesale, national mass markets and coin switched access lines totaled 1,714. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2014	2013	2014

Net cash provided by operating activities	$7,917	$5,745	$34,796	$31,338

Less: Construction and capital expenditures	(5,450)	(4,426)	(21,228)	(21,433)

Free Cash Flow	$2,467	$1,319	$13,568	$9,905

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2014	2013	2014

Net cash provided by operating activities	$7,917	$5,745	$34,796	$31,338

Less: Construction and capital expenditures	(5,450)	(4,426)	(21,228)	(21,433)

Free Cash Flow	2,467	1,319	13,568	9,905

Less: Dividends paid	(2,371)	(2,382)	(9,696)	(9,552)

Free Cash Flow after Dividends	$96	$(1,063)	$3,872	$353

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Revenues, Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2012	2013	2014	2012	2013	2014
Reported Operating Revenues	$32,578	$33,163	$34,439	$127,434	$128,752	$132,447
Adjustments:
Removal of Advertising Solutions	-	-	-	(1,049)	-	-
Storm Impacts	27	-	-	27	-	-
Adjusted Operating Revenues	$32,605	$33,163	$34,439	$126,412	$128,752	$132,447

Year-over-year growth - Adjusted		1.7%	3.8%		1.9%	2.9%

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding from operating revenues significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.

Adjusted Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2012	2013	2014	2012	2013	2014

Reported Operating Income	$(5,958)	$12,238	$(5,550)	$12,997	$30,479	$11,746
Adjustments:
Actuarial (gain) / loss on benefit plans	9,994	(7,584)	7,869	9,994	(7,584)	7,869
Abandonment of network assets	-	-	2,120	-	-	2,120
Other significant adjustments[1]	176	-	460	176	(229)	948
Employee separation charges	-	501	-	-	501	-
Removal of Advertising Solutions	-	-	-	(170)	-	-
Adjusted Operating Income	$4,212	$5,155	$4,899	$22,997	$23,167	$22,683
Year-over-year growth - Adjusted		22.4%	-5.0%		0.7%	-2.1%
Adjusted Operating Income Margin*	12.9%	15.5%	14.2%	18.2%	18.0%	17.1%

[1]Other significant adjustments include 2014 costs related to the Leap and Alltel wireless integrations, DIRECTV merger, and other asset write-offs; 2013 costs related to spectrum transfer; and 2012 costs related to a storm impact.

Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin exclude all actuarial gains or losses ($7.9 billion loss in 2014) associated with our pension and postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. As a result, Adjusted Operating Income and Margin reflect an expected return on plan assets of $4.1 billion (based on an average expected return on plan assets of 7.75%), rather than the actual return on plan assets excluding international pension of $4.6 billion (actual return of 8.8%), as included in the GAAP measure of income.

Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Adjusted Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	2014

Operating Revenues	$32,476	$32,575	$32,957	$34,439	$132,447
Operating Expenses	26,198	26,959	27,555	39,989	120,701
Total Operating Income (Loss)	6,278	5,616	5,402	(5,550)	11,746
Add Back Depreciation and Amortization	4,617	4,550	4,539	4,567	18,273
Consolidated Reported EBITDA	10,895	10,166	9,941	(983)	30,019
Add Back:
Actuarial loss on benefit plans	-	-	-	7,869	7,869
Abandonment of network assets	-	-	-	2,120	2,120
Merger, wireless integration, and other costs[1]	81	97	213	396	787
Total Consolidated Adjusted EBITDA	10,976	10,263	10,154	9,402	40,795
Annualized Consolidated Adjusted EBITDA					40,795
End-of-period current debt					6,056
End-of-period long-term debt					76,011
Total End-of-Period Debt					82,067
Less Cash and Cash Equivalents					8,603
Less Bank Securities - Certificates of Deposit & Time Deposits[2]					1,890
Net Debt Balance					71,574

Annualized Net-Debt-to-Adjusted-EBITDA Ratio					1.75
[1] Adjustments include Operations and Support expenses for Leap and Alltel wireless integration costs, DIRECTV merger costs and other asset write-off costs.
[2] Bank Securities are included in "Other current assets" on the Consolidated Balance Sheets.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2014	2013	2014

Reported Diluted EPS	$1.31	$(0.77)	$3.39	$1.19
Adjustments:
Actuarial (gain) / loss on benefit plans	(0.89)	0.94	(0.88)	0.94
Abandonment of network assets	-	0.25	-	0.25
Other significant adjustments[1]	-	0.13	-	0.19
Early debt redemption costs	0.07	-	0.07	0.02
Employee separation charges	0.06	-	0.06	-
Tax and spectrum transfer	-	-	(0.08)	-
América Móvil - Gain on AMX shares sale	(0.02)	-	(0.06)	(0.08)
Adjusted Diluted EPS	$0.53	$0.55	$2.50	$2.51

Year-over-year growth - Adjusted		3.8%		0.4%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,283	5,214	5,385	5,221

[1]Includes a loss from the divestiture of Connecticut Wireline Properties, Leap and Alltel wireless integration costs, DIRECTV merger costs, and other asset write-off costs.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended					Twelve Months Ended
	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	12/31/13	12/31/14

Segment Operating Revenues
Service	$15,660	$15,387	$15,148	$15,423	$15,074	$61,552	$61,032
Equipment	2,777	2,479	2,782	2,914	4,785	8,347	12,960
Total Segment Operating Revenues	$18,437	$17,866	$17,930	$18,337	$19,859	$69,899	$73,992

Segment Operating Expenses
Operations and support	12,576	10,882	11,568	11,855	14,619	44,508	48,924
Depreciation and amortization	1,915	1,931	2,035	1,965	2,010	7,468	7,941
Total Segment Operating Expenses	14,491	12,813	13,603	13,820	16,629	51,976	56,865
Segment Operating Income	3,946	5,053	4,327	4,517	3,230	17,923	17,127
Segment Operating Income Margin	21.4%	28.3%	24.1%	24.6%	16.3%	25.6%	23.1%

Plus: Depreciation and amortization	1,915	1,931	2,035	1,965	2,010	7,468	7,941
EBITDA[1]	$5,861	$6,984	$6,362	$6,482	$5,240	$25,391	$25,068
EBITDA as a % of Service Revenues[2]	37.4%	45.4%	42.0%	42.0%	34.8%	41.3%	41.1%

1EBITDA is defined as Operating Income Before Depreciation and Amortization. [2]Service revenues include Wireless data, voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment Adjusted EBITDA
Dollars in millions
Unaudited	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2012	2013	2014	2012	2013	2014
Reported Service Revenues	$14,949	$15,660	$15,074	$59,186	$61,552	$61,032
Adjustments:
Storm Impacts	22	-	-	22	-	-
Adjusted Service Revenues	$14,971	$15,660	$15,074	$59,208	$61,552	$61,032

EBITDA[1]	$4,346	$5,861	$5,240	$23,467	$25,391	$25,068
EBITDA as a % of Service Revenues[2]	29.1%	37.4%	34.8%	39.6%	41.3%	41.1%
Adjustments:
Wireless integration expense[3]	-	-	293	-	-	577
Storm impact	128	-	-	128	-	-
Adjusted EBITDA[1]	$4,474	$5,861	$5,533	$23,595	$25,391	$25,645
Adjusted EBITDA as a % of Adjusted Service Revenues[2]	29.9%	37.4%	36.7%	39.9%	41.3%	42.0%

1 EBITDA is defined as operating income before depreciation and amortization.
[2] Service revenues include Wireless data, voice, text and other service revenues.
[3] Operations and Support expenses for Leap and Alltel wireless integration costs.

Financial Data

AT&T Inc.
Non-GAAP Wireline Reconciliation
Wireline Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	12/31/13	9/30/14	12/31/14

Segment Operating Revenues
Service	$14,434	$14,368	$14,240
Equipment	282	247	332
Total Segment Operating Revenues	$14,716	$14,615	$14,572

Segment Operating Expenses
Operations and support	10,501	10,761	10,553
Depreciation and amortization	2,761	2,571	2,554
Total Segment Operating Expenses	13,262	13,332	13,107
Segment Operating Income	1,454	1,283	1,465
Segment Operating Income Margin	9.9%	8.8%	10.1%

Plus: Depreciation and amortization	2,761	2,571	2,554
EBITDA[1]	$4,215	$3,854	$4,019
EBITDA Margin	28.6%	26.4%	27.6%

1EBITDA is defined as Operating Income Before Depreciation and Amortization.

Financial Data

AT&T Inc.
Non-GAAP Reconciliation of Revenues
Adjusted Operating Revenues Excluding Connecticut Wireline Properties[1]
Dollars in millions
Unaudited	Three Months Ended								Twelve Months Ended
	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	12/31/13	12/31/14
Connecticut Wireline Operating Revenues	$273	$281	$279	$275	$275	$274	$272	$67	$1,108	$888
Consumer Markets	165	169	169	169	174	173	170	43	672	560
AT&T Business Solutions	110	111	109	107	101	99	101	24	437	325
Other	(2)	1	1	(1)	0	2	1	(0)	(1)	3

Total AT&T Operating Revenues	$31,356	$32,075	$32,158	$33,163	$32,476	$32,575	$32,957	$34,439	$128,752	$132,447
Less Connecticut Wireline	(273)	(281)	(279)	(275)	(275)	(274)	(272)	(67)	(1,108)	(888)
Adjusted AT&T Operating Revenues	$31,083	$31,794	$31,879	$32,888	$32,201	$32,301	$32,685	$34,372	$127,644	$131,559
Year-over-year growth - Adjusted					3.6%	1.6%	2.5%	4.5%		3.1%

Wireline Operating Revenues	$14,655	$14,773	$14,670	$14,716	$14,601	$14,637	$14,615	$14,572	$58,814	$58,425
Less Connecticut Wireline	(273)	(281)	(279)	(275)	(275)	(274)	(272)	(67)	(1,108)	(888)
Adjusted Wireline Operating Revenues	$14,382	$14,492	$14,391	$14,441	$14,326	$14,363	$14,343	$14,505	$57,706	$57,537
Year-over-year growth - Adjusted					-0.4%	-0.9%	-0.3%	0.4%		-0.3%

Wireline Consumer Operating Revenues	$5,480	$5,579	$5,567	$5,638	$5,715	$5,748	$5,735	$5,643	$22,264	$22,841
Less Connecticut Wireline	(165)	(169)	(169)	(169)	(174)	(173)	(170)	(43)	(672)	(560)
Adjusted Wireline Consumer Operating Revenues	$5,315	$5,410	$5,398	$5,469	$5,541	$5,575	$5,565	$5,600	$21,592	$22,281
Year-over-year growth - Adjusted					4.3%	3.0%	3.1%	2.4%		3.2%

Wireline Business Solutions Operating Revenues	$8,906	$8,923	$8,845	$8,836	$8,667	$8,668	$8,666	$8,593	$35,510	$34,594
Less Connecticut Wireline	(110)	(111)	(109)	(107)	(101)	(99)	(101)	(24)	(437)	(325)
Adjusted Wireline Business Operating Revenues	$8,796	$8,812	$8,736	$8,729	$8,566	$8,569	$8,565	$8,569	$35,073	$34,269
Year-over-year growth - Adjusted					-2.6%	-2.8%	-2.0%	-1.8%		-2.3%

Wireline Strategic Business Services Revenues[2]	$1,978	$2,099	$2,157	$2,248	$2,296	$2,382	$2,465	$2,559	$8,482	$9,702
Less Connecticut Wireline Revenues	(8)	(9)	(9)	(10)	(11)	(11)	(13)	(2)	(36)	(37)
Adjusted Wireline Strategic Business Services Revenues	$1,970	$2,090	$2,148	$2,238	$2,285	$2,371	$2,452	$2,557	$8,446	$9,665
Year-over-year growth - Adjusted					16.0%	13.4%	14.2%	14.3%		14.4%

Wireline U-verse Services Revenue	$2,690	$2,931	$3,061	$3,276	$3,470	$3,657	$3,791	$3,898	$11,958	$14,816
Less Connecticut Wireline	(84)	(91)	(95)	(100)	(105)	(109)	(111)	(28)	(370)	(353)
Adjusted U-verse Services Revenues	$2,606	$2,840	$2,966	$3,176	$3,365	$3,548	$3,680	$3,870	$11,588	$14,463
Year-over-year growth - Adjusted					29.1%	24.9%	24.1%	21.9%		24.8%

[1]Prior-period amounts restated to conform to current-period reporting methodology and divestiture of Connecticut Wireline Properties. Sum of segments' revenues within a quarter might not tie to total revenues due to rounding. For ease of presentation, Connecticut Wireline Properties revenues are presented separately on the schedules above.

[2]Strategic business services are AT&T's most advanced business solutions, including VPNs, Ethernet, cloud, hosting, IP conferencing, VoIP, MIS over Ethernet, U-verse and security services.

These Adjusted Operating Revenues are non-GAAP financial measures calculated by excluding the operating revenues of Connecticut wireline properties sold in October 2014. Management believes that thess measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.